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                                                                   EXHIBIT 10.39



                               AMERICAN TECHNOLOGY
                                   CORPORATION


                 PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT

                                DECEMBER 23, 2004


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                                          AMERICAN TECHNOLOGY CORPORATION

                                   PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT


                                                 TABLE OF CONTENTS
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
1.       PURCHASE AND SALE OF NOTES AND WARRANTS..................................................................1

         1.1      Purchase and Sale of Notes......................................................................1

         1.2      Purchase and Sale of Warrant....................................................................1

2.       CLOSING, DELIVERY AND PAYMENT............................................................................2

         2.1      Closing.........................................................................................2

         2.2      Delivery........................................................................................2

         2.3      Subsequent Sales of Securities..................................................................2

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.................................................3

         3.1      Organization, Good Standing and Qualification...................................................3

         3.2      Subsidiaries....................................................................................3

         3.3      Capitalization; Voting Rights...................................................................3

         3.4      Authorization; Binding Obligations..............................................................4

         3.5      SEC Reports and Filings.........................................................................4

         3.6      Changes.........................................................................................5

         3.7      Title to Properties and Assets; Liens, etc......................................................5

         3.8      Compliance with Other Instruments...............................................................5

         3.9      Litigation......................................................................................5

         3.10     Employees.......................................................................................5

         3.11     Registration Rights.............................................................................6

         3.12     Compliance with Laws; Permits...................................................................6

         3.13     Patents and Trademarks..........................................................................6


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                                                 TABLE OF CONTENTS
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                                                    (CONTINUED)

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         3.14     Offering Valid..................................................................................7

         3.15     Eligibility for Form S-3........................................................................7

         3.16     Reporting Status................................................................................7

         3.17     NASDAQ SmallCap Market..........................................................................7

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.........................................................7

         4.1      Requisite Power and Authority...................................................................7

         4.2      Investment Representations......................................................................8

5.       CONDITIONS TO CLOSING...................................................................................11

         5.1      Conditions to Purchasers' Obligations at the Closing...........................................11

         5.2      Conditions to Obligations of the Company.......................................................12

6.       REGISTRATION RIGHTS.....................................................................................13

         6.1      Definitions....................................................................................13

         6.2      Piggyback Registration.........................................................................14

         6.3      Expenses of Registration.......................................................................15

         6.4      Obligations of the Company.....................................................................15

         6.5      Obligations of Holder..........................................................................16

         6.6      Indemnification................................................................................16

         6.7      Assignment of Registration Rights..............................................................18

         6.8      Termination of Registration Rights.............................................................19

         6.9      Amendment of Registration Rights...............................................................19

7.       MISCELLANEOUS...........................................................................................19

         7.1      Governing Law..................................................................................19

         7.2      Survival.......................................................................................19


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                                                 TABLE OF CONTENTS
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                                                    (CONTINUED)

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         7.3      Successors and Assigns.........................................................................19

         7.4      Entire Agreement...............................................................................19

         7.5      Severability...................................................................................20

         7.6      Amendment and Waiver...........................................................................20

         7.7      Delays or Omissions............................................................................20

         7.8      Notices........................................................................................20

         7.9      Expenses.......................................................................................20

         7.10     Attorneys' Fees................................................................................21

         7.11     Confidentiality................................................................................21

         7.12     Titles and Subtitles...........................................................................21

         7.13     Counterparts...................................................................................21

         7.14     Broker's Fees..................................................................................21

         7.15     Exculpation Among Purchasers...................................................................21

         7.16     Pronouns.......................................................................................21


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                                LIST OF EXHIBITS

         Schedule of Purchasers                               Exhibit A

         Form of Promissory Note                              Exhibit B

         Form of Warrant                                      Exhibit C


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         THIS PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement")
is entered into as of December 23, 2004, by and among American Technology Corporation, a Delaware corporation (the "Company"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as EXHIBIT A (which persons and entities are hereinafter collectively referred to as "Purchasers" and each individually as a "Purchaser").

                                    RECITALS

         WHEREAS, the Company intends to sell a minimum aggregate principal amount of $2 million and a maximum aggregate principal amount of $2.25 million in unsecured subordinated promissory notes to the Purchasers in the form attached hereto as EXHIBIT B (the "Notes"), with a minimum principal amount of $50,000 from each Purchaser (which minimum principal amount may be reduced for a Purchaser in the Company's sole discretion); and

         WHEREAS, each Purchaser shall be entitled to receive a warrant in the form attached hereto as EXHIBIT C (each, a "Warrant," collectively, the "Warrants," and collectively with the Notes, the "Securities") exercisable for a number of shares of Common Stock of the Company (the "Warrant Shares") such that for every $100,000 in principal amount purchased under the Notes, the Purchaser shall be entitled to a warrant exercisable for 7,500 Warrant Shares, prorated for principal amounts less than $100,000; and

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties agree as follows:

         1. PURCHASE AND SALE OF NOTES AND WARRANTS.

                  1.1 PURCHASE AND SALE OF NOTES. Subject to the terms and conditions of this Agreement and pursuant to the Notes, the Purchasers agree to purchase at the Closing, and the Company agrees to sell and issue to the Purchaser at the Closing, Notes in the principal amounts as set forth next to such Purchaser's name on the Schedule of Purchasers attached hereto as EXHIBIT A at a price equal to one hundred percent (100%) of the principal amount thereof (the "Investment").

                  1.2 PURCHASE AND SALE OF WARRANT. Subject to the terms and conditions of this Agreement, the Purchasers agree to purchase, and the Company agrees to sell and issue to the Purchasers at the Closing, Warrants to purchase shares of the Company's Common Stock in the amounts as set forth next to such Purchaser's name on the Schedule of Purchasers attached hereto as EXHIBIT A.


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         2. CLOSING, DELIVERY AND PAYMENT.

                  2.1 CLOSING. The closing of the sale and purchase of the Securities under this Agreement (the "Closing") shall take place at 10:00 a.m. on the date hereof, at the offices of Sheppard Mullin Richter & Hampton LLP, 12544 High Bluff Drive, Suite 300, San Diego, California 92130, or at such other time or place as the Company and Purchasers may mutually agree (such date is hereinafter referred to as the "Closing Date").

                  2.2 DELIVERY.

                           (a) CLOSING DELIVERIES. At the Closing, each
Purchaser shall pay the purchase price for the Securities as set forth next to such Purchaser's name on the Schedule of Purchasers attached hereto as EXHIBIT A hereto by delivering immediately available funds in United States Dollars to the Company's offices. The Company shall deliver to the Purchasers executed Notes and Warrants in the principal amounts and for the number of shares of common stock as set forth next to such Purchaser's name on the Schedule of Purchasers attached hereto as EXHIBIT A.

                           (b) METHOD OF PAYMENT. Payment of the purchase price
for the Securities shall be made by cash, cashier's check, wire transfer, or other form of immediately available funds:

                           US Bank
                           4180 La Jolla Village Drive
                           Suite 125
                           La Jolla, CA  92037
                           Attn:  Josephine Bennett
                           (858) 597-8867
                           ABA#:  122235821
                           Account Name: American Technology Corporation Account#: 165600532825

                  2.3 SUBSEQUENT SALES OF SECURITIES. At any time on or before the 60th day following the Closing, the Company may sell additional Notes and Warrants, provided that the aggregate principal amount of all Notes sold hereunder shall not exceed $2.25 million. All such sales shall be made on the terms and conditions set forth in this Agreement, including, without limitation, the representations and warranties by such Purchasers as set forth in SECTION 4. Any additional Notes sold pursuant to this SECTION 2.3 shall be deemed to be "Notes" for all purposes under this Agreement, any Warrants sold pursuant to this SECTION 2.3 shall be deemed "Warrants" for all purposes under this Agreement, and any purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement.


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         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

         Except as set forth in the SEC Documents (defined in SECTION 3.5 below) or in the disclosure letter (the "Disclosure Letter") previously delivered to the Purchasers (if any), the Company hereby represents and warrants to, and covenants with, each Purchaser as of the date of this Agreement as follows:

                  3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Securities and to issue and sell the Securities and the Warrant Shares and to carry out the provisions of this Agreement, the Notes and Warrants and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

                  3.2 SUBSIDIARIES. The Company owns no equity securities of any other corporation, limited partnership or similar entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

                  3.3 CAPITALIZATION; VOTING RIGHTS. The authorized capital stock of the Company consists of: (A) 50,000,000 shares of Common Stock, par value $.00001 per share, of which, as of December 17, 2004 (the "Reference Date"), (i) 19,808,819 shares are issued and outstanding, (ii) 1,997,123 shares are subject to outstanding options, (iii) 96,991 shares are reserved for future issuance to employees, directors and consultants pursuant to the Company's stock option plans, (iv) 2,627,802 shares are subject to outstanding warrants, and (v) 3,684,782 shares of Common Stock are reserved for issuance under our committed equity financing facility (the "Equity Financing Facility") with Kingsbridge Capital Limited ("Kingsbridge"), no shares of which are outstanding as of the Reference Date; and (B) 5,000,000 shares of Preferred Stock, par value $.00001 per share, of which (i) 350,000 shares are designated Series A Preferred Stock, no shares of which are outstanding as of the Reference Date, (ii) 250,000 shares are designated Series B Preferred Stock, no shares of which are outstanding as of the Reference Date, (iii) 300,000 shares are designated as Series C Preferred Stock, no shares of which are outstanding as of the Reference Date, (iv) 235,400 shares are designated Series D Preferred Stock, 50,000 of which are outstanding as of the Reference Date and (v) 343,250 shares are designated Series E Preferred Stock, 233,250 of which are issued and outstanding as of the Reference Date. All issued and outstanding shares of the Company's Common Stock (a) have been duly authorized and validly issued, and (b) are fully paid and nonassessable. 168,750 shares of Common Stock have been duly and validly reserved as Warrant Shares for issuance upon exercise of the Warrants. As of the Reference Date, other than the shares of capital stock issuable upon exercise or conversion of the foregoing outstanding options, warrants, convertible securities and under the Equity Financing Facility, and except as may be granted pursuant to this Agreement or the Warrants, there are no outstanding options,


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warrants, rights (including conversion, anti-dilution or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. When issued in compliance with the provisions of this Agreement and the Certificate of Incorporation, as amended, and the Bylaws, as amended (collectively, the "Charter"), the Securities and the Warrant Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities and the Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

                  3.4 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Securities, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Securities pursuant hereto and the Warrant Shares has been taken or will be taken prior to the Closing. The Agreement, and the Securities, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (b) general principles of equity that restrict the availability of equitable remedies; and (c) to the extent that the enforceability of the indemnification provisions in SECTION 6.6 of this Agreement may be limited by applicable laws. The sale of the Securities and the subsequent exercise of the Warrants into Warrant Shares are not and will not be subject to any preemptive rights, anti-dilution or rights of first refusal that have not been properly waived or complied with.

                  3.5 SEC REPORTS AND FILINGS. The Company has delivered to each Purchaser, or made available on its website, complete and accurate copies of (i) the Annual Report on Form 10-K for the fiscal year ended September 30, 2003,
(ii) the amended Annual Report on Form 10-K for the fiscal year ended September 30, 2003, (iii) the Quarterly Reports on Form 10-Q for the quarters ended December 31, 2003, March 31, 2004, and June 30, 2004, as such reports have been amended prior to the Closing, each as filed by the Company with the Securities and Exchange Commission ("SEC"), and (iv) Current Reports on Form 8-K dated December 17, 2004, November 22, 2004, September 28, 2004, August 5, 2004, June 25, 2004, April 28, 2004, February 20, 2004, February 12, 2004, December 29,
2003, December 10, 2003 and November 6, 2003 (the "SEC Documents"). The SEC Documents, including the financial statements contained therein, (i) complied with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, at and as of the times they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) in all material respects and (ii) did not at and as of the time they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has made all filings with the SEC required under the Securities Act, the Exchange Act and


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all regulations promulgated thereunder since September 30, 2001, other than reports on Form 8-K for which the SEC has granted a safe harbor with respect to the timing of the disclosure of such information.

                  3.6 CHANGES. Since June 30, 2004, there has been no material adverse change or disruption in the business, operations, prospects or financial condition of the Company other than as disclosed in the SEC Documents and other than continued losses from operations in the ordinary course of the Company's business.

                  3.7 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the SEC Documents, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

                  3.8 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of its Charter, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company. The execution, delivery, and performance of and compliance with this Agreement, and the Securities, and the issuance and sale of the Securities pursuant hereto and of the Warrant Shares, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

                  3.9 LITIGATION. There is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened in writing against the Company that questions the validity of this Agreement or the Securities or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or, except as disclosed in the SEC Documents, which might result, either individually or in the aggregate, in any material adverse change in the assets, prospects, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

                  3.10 EMPLOYEES. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company.


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                  3.11 REGISTRATION RIGHTS. Except as required pursuant to this
Agreement and pursuant to the terms of a Series C Stock and Warrant Purchase Agreement, a Series D Stock and Warrant Purchase Agreement, a Series E Stock and Warrant Purchase Agreement, and a Registration Rights Agreement with Kingsbridge pursuant to the Equity Financing Facility, the Company is presently not under any obligation, and has not granted any rights, to register (as defined in SECTION 6.1 of this Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

                  3.12 COMPLIANCE WITH LAWS; PERMITS. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof or any administrative or self-regulatory agency in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company. No orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Securities or the Warrant Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

                  3.13 PATENTS AND TRADEMARKS. To the best of its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, except those disclosed in the SEC Documents and those entered into in the ordinary course of the Company's business. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.


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                  3.14 OFFERING VALID. Assuming the accuracy of the
representations and warranties of the Purchasers contained in SECTION 4 hereof, the offer, sale and issuance of the Securities and the Warrant Shares will be exempt from the registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Securities to any person or persons so as to bring the sale of such Securities by the Company within the registration provisions of the Securities Act or any state securities laws.

                  3.15 ELIGIBILITY FOR FORM S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Purchasers of the Warrant Shares, and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner and take all other necessary action so as to maintain such eligibility for the use of Form S-3.

                  3.16 REPORTING STATUS. The Company's Common Stock is registered under Section 12 of the Exchange Act. So long as any Purchaser beneficially owns any of the Securities or Warrant Shares, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not voluntarily terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

                  3.17 NASDAQ SMALLCAP MARKET. The Company's Common Stock is listed on the Nasdaq SmallCap Market maintained by the National Association of Securities Dealers, Inc. ("NASD"), and for so long as any Purchaser owns any of the Warrants or Warrant Shares, the Company shall use its best efforts to continue the listing and trading of its Common Stock on the Nasdaq SmallCap Market or to secure and maintain listing and trading on the Nasdaq National Market System, the New York Stock Exchange or the American Stock Exchange, and shall comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such market or exchange. The Company is not aware of any delisting or suspension proceeding regarding its Common Stock or any SEC or NASD inquiries regarding the Company and does not reasonably anticipate any such delisting, suspension or inquiry.

         4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

         Each Purchaser hereby represents and warrants, severally and not jointly, to the Company as follows:

                  4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of


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general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and
(c) to the extent that the enforceability of the indemnification provisions of
SECTION 6.6 of this Agreement may be limited by applicable laws.

                  4.2 INVESTMENT REPRESENTATIONS. Purchaser understands that neither the Securities nor the Warrant Shares have been registered under the Securities Act, and that the instruments representing the Securities and the Warrant Shares will contain appropriate restrictive legends. Purchaser also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

                           (a) PURCHASER BEARS ECONOMIC RISK. Purchaser has
substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment with respect to the Warrant and Warrant Shares indefinitely unless the Warrant or the Warrant Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Further, there is no established market for the Notes, and none is likely to develop. Purchaser understands that other than pursuant to the terms of this Agreement, the Company has no present intention of registering the Securities or the Warrant Shares. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Securities or the Warrant Shares under the circumstances, in the amounts or at the times Purchaser might propose.

                           (b) ACQUISITION FOR OWN ACCOUNT. Purchaser is
acquiring the Securities and the Warrant Shares for Purchaser's own account for investment only, and not with a present view towards their distribution other than in compliance with the Securities Act.

                           (c) PURCHASER CAN PROTECT ITS INTEREST. Purchaser
represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

                           (d) ACCREDITED INVESTOR. Unless Purchaser has
initialed the blank next to SECTION 4.2(H) below, Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                           (e) COMPANY INFORMATION. Purchaser has received and
read the SEC Documents and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

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                           (f) RULE 144. Purchaser acknowledges and agrees that
the Securities, and, if issued, the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and (other than Rule 144(k)) the number of shares being sold during any three-month period not exceeding specified limitations.

                           (g) RESIDENCE. If the Purchaser is an individual,
then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on EXHIBIT A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on EXHIBIT A.

(Initial if applicable) ____
                           (h) FOREIGN INVESTORS. REGULATION S REPRESENTATIONS.
The representations in this SECTION 4.2(H) apply only to Purchasers who enter their initials next to this section. Purchaser understands that the Company is relying on the following representations and warranties, and other representations and warranties in the SECTION 4, for the purpose of establishing that the offer and sale of the Securities is excluded from Section 5 of the Securities Act by virtue of Regulation S.

                                    i. All offers and sales of securities to
Purchaser were made in an offshore transaction, as defined in Rule 902(h) of Regulation S. Specifically, the offer to sell the Securities was made to Purchaser who was located outside the United States at the time of such offer, and this Agreement was executed by Purchaser or a duly authorized representative of Purchaser located outside the United States at the time of execution.

                                    ii. If Purchaser attempts to sell, transfer
or otherwise dispose of the Securities or the Warrant Shares prior to one year after the Closing, such Purchaser agrees that:

                                        a. Each "Distributor" (as defined in
Regulation S, Rule 902(d)) in connection with such resale agrees in writing (i) that all offers and sales of the Securities and the Warrant Shares prior to the expiration of the Distribution Compliance Period (as defined in Regulation S, Rule 902(f)) shall be made only in accordance with the provisions of Regulation S, Rule 903 or Rule 904, pursuant to registration of such securities under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act; and (ii) not to engage in hedging transactions with regard to such securities prior to the expiration of the Distribution Compliance Period, unless in compliance with the Securities Act.

                                        b. All offering materials and documents
(other than press releases) used in connection with offers and sales of the Securities and the Warrant Shares prior to the expiration of the Distribution Compliance Period shall include statements to the effect that such securities have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. Persons (as defined in SECTION 4.2(H)(III)), other than Distributors, unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Such offering materials and documents also must state that hedging transactions involving those securities may not be conducted unless in compliance with the Securities Act. Such statements shall appear (i) on the cover or inside cover page of any prospectus or offering circular used in connection with the offer or sale of the securities; (ii) in the underwriting section of any prospectus or offering circular used in connection with the offer or sale of the securities; and (iii) in any advertisement made or issued by the Company, any Distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. Such statements may appear in summary form on prospectus cover pages and in advertisements.

                                        c. The offer or sale of the Securities
and the Warrant Shares by such Purchaser shall not be made to a U.S. Person or for the account of a U.S. Person, other than a Distributor.

                                        d. The offer and sale of the Securities
and the Warrant Shares shall also comply with the following conditions (i) such Purchaser shall require that prior to the sale or transfer, the purchaser of the Securities or the Warrant Shares (other than a Distributor) certifies that it is not a U.S. Person and is not acquiring such securities for the account or benefit of any U.S. Person or certifies that it is a U.S. Person who purchased securities in a transaction that did not require registration under the Securities Act; (ii) such Purchaser shall require that prior to the sale or transfer, the purchaser of such securities agrees to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act; (iii) such Purchaser shall require each Distributor selling securities to a Distributor, a dealer (as defined in SECTION 2(12) of the Securities Act), or a person receiving a selling concession, fee or other remuneration, prior to the expiration of the Distribution Compliance Period, to send a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to the Distributor.

                                        e. Such Purchaser understands that the
Securities and the Warrant Shares will at all times, prior to the expiration of the Distribution Compliance Period, contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and that hedging transactions involving these securities may not be conducted unless in compliance with the Securities Act.

                                        f. Such Purchaser further understands
the Company, to comply with Regulation S, shall refuse to register any transfer of the Securities or the Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

                                    iii. Such Purchaser is not a U.S. Person and
is not acquiring the Securities for the account or benefit of any U.S. Person. The term "U.S. Person" means (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts. Notwithstanding the foregoing definition of "U.S. Person": (a) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a U.S. Person; (b) any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person shall not be deemed a U.S. Person if: (1) an executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and (2) the estate is governed by foreign law; (c) any trust of which any professional fiduciary acting as trustee is a U.S. Person shall not be deemed a U.S. Person if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person; (d) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. Person; (e) any agency or branch of a U.S. Person located outside the United States shall not be deemed a U.S. Person if: (1) the agency or branch operates for valid business reasons; and (2) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; (f) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed U.S. Persons.

         5. CONDITIONS TO CLOSING.

                  5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING. Purchasers' obligations to purchase the Securities at the Closing are subject to the satisfaction, at or prior to the Closing Date, except for subsection (f) which may be satisfied by the time period set forth in SECTION 2.3, of the following conditions:

                           (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE
OF OBLIGATIONS. The representations and warranties made by the Company in
SECTION 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the

Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

                           (b) LEGAL INVESTMENT. On the Closing Date, the sale
and issuance of the Securities and the proposed issuance of the Warrant Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

                           (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall
have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement (except for such as may be properly obtained subsequent to the Closing).

                           (d) RESERVATION OF WARRANT SHARES. The Warrant Shares
issuable upon exercise of the Warrants shall have been duly authorized and reserved for issuance upon such conversion or exercise.

                           (e) NASDAQ SMALLCAP MARKET. The Company's Common
Stock shall be currently trading on the Nasdaq SmallCap Market. The Company and Purchasers shall not be aware of any delisting or suspension proceeding regarding the Company's Common Stock or any SEC or NASD inquiries regarding the Company, nor shall the Company or any Purchaser reasonably anticipate any such delisting, suspension or inquiry.

                           (f) SIZE OF OFFERING. Purchasers purchasing at least
an aggregate of $2,000,000 in principal amount of the Notes pursuant to this Agreement shall have purchased, or will be purchasing, such Securities prior to or concurrent with the Closing.

                  5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Securities at the Closing is subject to the satisfaction, at or prior to such Closing Date, of the following conditions:

                           (a) REPRESENTATIONS AND WARRANTIES TRUE. The
representations and warranties made in SECTION 4 hereof by those Purchasers acquiring Securities shall be true and correct in all material respects at the Closing Date, with the same force and effect as if they had been made on and as of said date.

                           (b) PERFORMANCE OF OBLIGATIONS. Such Purchasers shall
have performed and complied with all agreements and conditions herein required to be performed or complied with by such Purchasers on or before the Closing.

                           (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall
have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement (except for such as may be properly obtained subsequent to the Closing).

                           (d) PAYMENT. Each Purchaser shall have delivered to
the Company immediately available funds of an amount equal to the purchase price of the Securities as set forth next to such Purchaser's name on the Schedule of Purchasers attached as EXHIBIT A hereto in accordance with SECTION 2.2 hereof.

         6. REGISTRATION RIGHTS.

                  6.1 DEFINITIONS. As used in this SECTION 6, the following terms shall have the following respective meanings:

                  "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with SECTION 6.7 hereof.

                  "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  "REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued or issuable upon exercise of the Warrants; and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include (i) any securities held by a registered broker-dealer, or any securities held by an affiliate or associate of a broker-dealer who (x) did not purchase the securities in the ordinary course of business or personal affairs or (y) at the time of purchase of the securities, had an agreement or understanding, directly or indirectly, with any person to distribute such securities, (ii) any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under this SECTION 6 are not assigned, or (iii) any securities which are registered for resale under an effective registration statement.

                  "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and are held by Non-Affiliates (as defined in Section 7.6(a) below) either (a) are then issued and outstanding or
(b) are issuable pursuant to then exercisable or convertible securities.

                  "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Section 6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "SEC" or "COMMISSION" means the Securities and Exchange Commission.

                  "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

                  "SPECIAL REGISTRATION STATEMENT" shall mean a registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act and any registration statement or registration statements that may be used to register shares of Common Stock that may be issued to Kingsbridge pursuant to the Equity Financing Facility or upon exercise of their warrant related thereto.

                  6.2 PIGGYBACK REGISTRATION. The Company shall notify all Holders of Registrable Securities in writing at least ten (10) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within five (5) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, other than a registration statement for an underwritten offering subject to subsection (a) below, such Holder shall have no further registration rights for its Registrable Securities.

                           (a) UNDERWRITING. If the registration statement under
which the Company gives notice under this SECTION 6 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this SECTION 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

                           (b) RIGHT TO TERMINATE REGISTRATION. The Company
shall have the right to terminate or withdraw any registration initiated by it under this SECTION 6 prior to the effectiveness of such registration whether or not any Holder of Registrable Securities has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with SECTION 6.3 hereof.

                  6.3 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to SECTION 6.2 shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

                  6.4 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall:

                           (a) Prepare and file with the SEC a registration
statement on Form S-3, or such other form available to the Company, with respect to the number of Registrable Securities provided in SECTION 6.2, and thereafter to use all reasonable efforts to cause each registration statement relating to Registrable Securities to become effective and keep the registration statement effective for two years after the Closing Date.

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

                           (c) Furnish to the Holders such number of copies of a
prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (d) Use its reasonable best efforts to register and
qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e) Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and use its best efforts to prepare a supplement or amendment to the registration statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

                           (f) Use all reasonable efforts to prevent the
issuance of stop orders or any other suspensions in trading of the Company's Common Stock by the SEC or any applicable exchange or market, and use its best efforts to have removed or reversed any such stop order or suspension in trading that occurs.

                  6.5 OBLIGATIONS OF HOLDER.

                           (a) No Holder shall have any right to obtain or seek
an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this SECTION 6.

                           (b) It shall be a condition precedent to the
obligations of the Company to take any action pursuant to SECTION 6.2 OR 6.4 that each Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                           (c) Each Holder by such Holder's acceptance of the
Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the registration statement hereunder, unless such Holder has notified the Company in writing of such Holder's election to waive all of such Holder's rights to register any securities under this SECTION 6;

                           (d) Each Holder agrees that, upon receipt of any
notice from the Company of the happening of any event of the kind described in
SECTION 6.4(E), such Holder will immediately discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities and all other transactions involving or relating to the Company's securities until such Holder's receipt of copies of a supplemented or amended prospectus and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  6.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 6:

                           (a) To the extent permitted by law, the Company will
indemnify and hold harmless each Holder, any partner, officer or director of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED HOWEVER, that the indemnity agreement contained in this SECTION 6.6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                           (b) To the extent permitted by law, each Holder will,
if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this SECTION 6.6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED FURTHER, that in no event shall any indemnity under this SECTION 6.6 exceed the proceeds from the offering received by such Holder.

                           (c) Promptly after receipt by an indemnified party
under this SECTION 6.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this SECTION 6.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this SECTION 6.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this SECTION 6.6.

                           (d) If the indemnification provided for in this
SECTION 6.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

                           (e) The obligations of the Company and Holders under
this SECTION 6.6 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  6.7 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this SECTION 6 may be assigned by a Holder to a transferee or assignee of Registrable Securities which
(a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder, or (c) acquires at least fifteen thousand (15,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

                  6.8 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this SECTION 6 shall terminate and be of no further force and effect two (2) years after the Closing Date. In addition, a Holder's registration rights shall expire if all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period, assuming the use of Net Exercise as provided in the Warrants.

                  6.9 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this
SECTION 6 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders holding at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this SECTION 6.9 shall be binding upon each Holder and the Company. By acceptance of any benefits under this SECTION 6, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

         7. MISCELLANEOUS.

                  7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

                  7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

                  7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time.

                  7.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Disclosure Letter, the Notes and the Warrants and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         7.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         7.6 AMENDMENT AND WAIVER.

                           (a) This Agreement may be amended or modified only
upon the written consent of the Company, the holders of at least fifty percent (50%) of the aggregate outstanding principal amount of the Notes held by Non-Affiliates (as defined below). The term "Non-Affiliates" shall mean persons who are not at the time of determination directors or officers (as defined in Rule 16a-1(f) promulgated under the Exchange Act) of the Company, or beneficial owners (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act) of 10% or more the Company's outstanding Common Stock.

                           (b) The obligations of the Company and the rights of
the holders of the Notes, the Warrants and the Warrant Shares under this Agreement may be waived only with the written consent of the holders of at least fifty percent (50%) of the aggregate outstanding principal amount of the Notes held by Non-Affiliates.

                  7.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or otherwise afforded to any party, shall be cumulative and not alternative.

                  7.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;
(c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchaser at the address set forth on the signature page hereof or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

                  7.9 EXPENSES. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, the Notes and the Warrants.

                  7.10 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                  7.11 CONFIDENTIALITY. The Company shall not publicly disclose the name or identity of any Purchaser unless (i) required by law or the rules and regulations of the SEC, (ii) such Purchaser has given its prior written consent or (iii) such information is already in the public domain.

                  7.12 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  7.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, by facsimile, or both, each of which shall be an original, but all of which together shall constitute one instrument.

                  7.14 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Notwithstanding the foregoing, the Company may pay finder's fees in cash equal to up to 4% of the purchase price of the Notes for the introduction of qualified Purchasers accepted by the Company. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this SECTION 7.14 being untrue.

                  7.15 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities and Warrant Shares.

                  7.16 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed the Promissory Note and Warrant Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                                    PURCHASER:

AMERICAN TECHNOLOGY CORPORATION
                                            [Print Name of Purchaser]

13114 Evening Creek Drive South
San Diego, California  92128

By:  ________________________________      By:  ________________________________

Name: _______________________________      Title (if any) ______________________

Title: ______________________________
                                           Street address (not PO BOX):

                                           _____________________________________

                                           _____________________________________

                                           _____________________________________


                                           Phone number: _______________________

                                           Fax number: _________________________

                                           E-mail address: _____________________

                                          PROMISSORY AND WARRANT PURCHASE AGREEMENT

                                                          EXHIBIT A

                                                    SCHEDULE OF PURCHASERS


                                                                                                                 SHARES OF
                                                                       AGGREGATE            PRINCIPAL           COMMON STOCK
                                                                       PURCHASE             AMOUNT OF            UNDERLYING
                           NAME                                         PRICE                 NOTE                WARRANT
-----------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                             FORM OF PROMISSORY NOTE

                                    EXHIBIT C

                                 FORM OF WARRANT




                                       C-1